As filed with the Securities and Exchange Commission on July 27, 2018

Securities Act File No. 002-28157

Investment Company Act File No. 811-01596

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 74	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 52	☒

FPA CAPITAL FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310)473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, PRESIDENT

FPA CAPITAL FUND, INC.

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

MARK D. PERLOW, ESQ.

DECHERT LLP

ONE BUSH STREET

SUITE 1600

SAN FRANCISCO, CA 94104

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐                                    immediately upon filing pursuant to paragraph (b)

☒                                  on July 31, 2018 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on [    ] pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on               pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered:  Common Stock, $0.01 Par Value

FPA Capital Fund, Inc.

PROSPECTUS

FPA Capital Fund, Inc. (FPPTX) seeks long-term growth of capital. Current income is a secondary consideration. The Fund's portfolio manager employs a strategy of selectively investing the Fund's assets in common stocks and other securities that he believes have the potential to increase in market value.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Fund's Adviser, First Pacific Advisors, LLC, and affiliated companies, and their immediate relatives, and certain categories of shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

July 31, 2018

Distributor:

UMB DISTRIBUTION SERVICES, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CAPITAL FUND, INC.
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025 (310) 473-0225

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FUND SUMMARY

Investment Objective

The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

Fees and Expenses of the Fund

Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, First Pacific Advisors, LLC ("Adviser"), and affiliated companies, and their immediate relatives, and certain categories of shareholders. See the section entitled "Limited Availability to New Investors" for a description of shareholders eligible to purchase shares of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as percentage of the value of your investment)

Management Fees	0.66%
Distribution (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.83%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$85	$265	$460	$1,025

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 66% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

Principal Investment Strategies

The Fund's portfolio manager ("portfolio manager") favors investments in common stocks that he believes are undervalued based on valuation criteria. In addition to selecting stocks that he believes to be undervalued, the portfolio manager also generally seeks to invest in companies with market leadership and long-term histories of profitability; financially strong balance sheets; and strong management teams. The portfolio manager deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The portfolio manager attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to focus in areas viewed as temporarily out-of-favor, as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. Normalized earnings are used in an attempt to reduce the effect of one-time or extraordinary items that may distort the normal or anticipated recurring earnings from the operations of the company. The Fund may invest in all market capitalizations, however the Fund's investment approach has resulted in an emphasis on medium and smaller-sized companies.

The Fund may purchase shares and/or depositary receipts of non-U.S. issuers, i.e. non-U.S. governments or companies either domiciled outside of the U.S. or traded on non-U.S. exchanges, that meet the portfolio manager's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not, in the portfolio manager's view, put the Fund at a competitive disadvantage relative to investing in more developed markets. Depositary receipts are receipts that represent interests in non-U.S. securities that may be sponsored by the issuer or unsponsored. The portfolio manager believes that the Fund's international investments can yield valuable benefits to Fund shareholders by providing exposure to global companies that meet the portfolio manager's investment criteria. Much of this exposure to international business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled outside the U.S. These non-U.S.-domiciled companies will generally be in the developed countries represented by the MSCI World Index.

No more than 30% of the Fund's total assets will be invested in the securities of non-U.S. issuers. The Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. government, or any instrumentality thereof). In addition, the Fund may invest up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash, and the Fund may invest up to 10% of its total assets in repurchase agreements that mature in more than seven days.

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The Fund relies on the professional judgment of its portfolio manager to make decisions about the Fund's portfolio securities. The portfolio manager's basic investment philosophy is to purchase securities on the basis of fundamental value and the portfolio manager's evaluation of expected earnings, rather than short-term stock market expectations.

The portfolio manager may sell a portfolio holding when the holding's market price appreciates and approaches the portfolio manager's estimate of its intrinsic value; the portfolio manager finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

In general, the Fund may, at the discretion of the portfolio manager, hold significant amounts of cash. The portfolio manager will generally invest such cash in high-quality short-term debt securities, including U.S. government or government agency securities, obligations of domestic banks, prime commercial paper notes or repurchase agreements. In addition, for temporary defensive purposes or in response to adverse market conditions, the Fund may, for varying periods, take significant positions in cash or high-quality short-term debt securities. During periods when the Fund has significant cash positions, the Fund may lag other funds during periods of market appreciation and the Fund may not achieve its investment objectives during such periods.

Principal Risks

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

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Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments (including depositary receipts) can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of non-U.S. currency, can make it more difficult for the Fund to sell its securities and could reduce the value of the Fund's shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S. confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact a different country or region.

Risks Associated with Investing in Emerging Markets. In investing the Fund's assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing. Value stocks, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of stocks that differs materially from its benchmark index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

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U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time, and the loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions, which could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

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Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Because of these and other risks, you could lose money by investing in the Fund.

Performance Information

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1, 5 and 10 calendar year periods compare with those of a broad-based securities market index. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to mid-capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio.

To obtain updated monthly performance information, please visit the Fund's website at www.fpa.com or call (800) 982-4372.

The year-to-date return for the Fund as of June 30, 2018 was 0.66%.

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The Fund's highest/lowest quarterly results during this time period were:

Highest  27.56%  (Quarter ended 6/30/2009)

Lowest  -29.33%  (Quarter ended 12/31/2008)

Average Annual Total Returns (for the periods ended December 31, 2017)	One Year	Five Years	Ten Years
Before Taxes	-5.11%	3.20%	4.91%
After Taxes on Distributions(1)	-6.08%	1.11%	3.63%
After Taxes on Distributions and Sale of Fund Shares(1)	-2.09%	2.40%	3.81%
Russell 2500 (reflects no deduction for fees, expenses or taxes)	16.81%	14.33%	9.22%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser.

Portfolio Manager

Arik A. Ahitov, a Partner of the Adviser, has served as portfolio manager of the Fund since February 2014 and an associate portfolio manager of the Fund from July 2013 to February 2014.

Purchase and Sale of Fund Shares

The Fund has discontinued indefinitely the sale of its shares to new investors, except existing shareholders, directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives. See the section entitled "Limited Availability to New Investors" for a description of shareholders eligible to purchase shares of the Fund. Eligible investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. Eligible investors can use the Account Application for initial purchases.

Eligible investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans.

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All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments and redemptions can be made directly to UMB Fund Services, Inc.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income and/or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Information Regarding Transactions Through Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Details about the Fund

INVESTMENT OBJECTIVE

The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's portfolio manager favors investments in common stocks that he believes are undervalued based on valuation criteria. In addition to selecting stocks that he believes to be undervalued, the portfolio manager also generally seeks to invest in companies with market leadership and long-term histories of profitability; financially strong balance sheets; and strong management teams. The portfolio manager deems the following important in its stock selection process: current as well as future levels of profitability, book value, replacement cost of assets and free cash flow. The portfolio manager attempts to lessen price risk by not overpaying for earnings of even the best companies. Furthermore, investments tend to focus in areas viewed as temporarily out-of-favor, as evidenced by such factors as low price-to-normalized earnings ratios and price-to-book value ratios. Normalized earnings are used in an attempt to reduce the effect of one-time or extraordinary items that may distort the normal or anticipated recurring earnings from the operations of the company. The Fund may invest in all market capitalizations, however the Fund's investment approach has resulted in an emphasis on medium and smaller-sized companies.

The Fund may purchase shares and/or depositary receipts of non-U.S. issuers, i.e. non-U.S. governments or companies either domiciled outside of the U.S. or traded on non-U.S. exchanges, that meet the portfolio manager's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not, in the portfolio manager's view, put the Fund at a competitive disadvantage relative to investing in more developed markets. Depositary receipts are receipts that represent interests in non-U.S. securities that may be sponsored by the issuer or unsponsored. The portfolio manager believes that the Fund's international investments can yield valuable benefits to Fund shareholders by providing exposure to global companies that meet the portfolio manager's investment criteria. Much of this exposure to international business activity is expected to come from purchases of U.S.-domiciled companies with strong worldwide franchises, and from similarly strong companies whose principal offices are located in the U.S. but are domiciled outside the U.S. These non-U.S.-domiciled companies will generally be in the developed countries represented by the MSCI World Index.

No more than 30% of the Fund's total assets will be invested in the securities of non-U.S. issuers. The Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. government, or any instrumentality thereof). In addition, the Fund may invest up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash, and the Fund may invest up to 10% of its total assets in repurchase agreements that mature in more than seven days.

The Fund relies on the professional judgment of its portfolio manager to make decisions about the Fund's portfolio securities. The portfolio manager's basic investment philosophy is to purchase

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securities on the basis of fundamental value and the portfolio manager's evaluation of expected earnings, rather than short-term stock market expectations.

The portfolio manager may sell a portfolio holding when the holding's market price appreciates and approaches the portfolio manager's estimate of its intrinsic value; the portfolio manager finds an opportunity to reallocate the Fund's assets to other investments with greater reward potential; or the original investment thesis no longer holds.

In general, the Fund may, at the discretion of the portfolio manager, hold significant amounts of cash. The portfolio manager will generally invest such cash in high-quality short-term debt securities, including U.S. government or government agency securities, obligations of domestic banks, prime commercial paper notes or repurchase agreements. In addition, for temporary defensive purposes or in response to adverse market conditions, the Fund may, for varying periods, take significant positions in cash or high-quality short-term debt securities. During periods when the Fund has significant cash positions, the Fund may lag other funds during periods of market appreciation and the Fund may not achieve its investment objectives during such periods.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the portfolio manager generally invests the Fund's assets in common stocks and other securities of international and U.S. companies, including but not limited to the following securities:

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company. Although the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except the U.S. government, or any instrumentality thereof) at the time of purchase, changes in market prices and the assets of the Fund may from time to time cause more than 5% of the Fund's total assets to be invested in the securities of a single company. Any such relative concentration may increase the volatility of the Fund's net asset value per share. If an adverse event depresses the value of a particular security, an investment in a security proves in retrospect to be inopportune because of other adverse developments or the vagaries of the markets, or company-specific events reduce the income or return generated from its securities, the Fund may be more susceptible to losses than a fund that invested in more companies.

Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a non-U.S. issuer).

Preferred Stock. Preferred stock is typically subordinated to an issuer's senior debt, but senior to the issuer's common stock. Typically, preferred stock is structured as a long-dated or perpetual

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bond that distributes income on a regular basis. Issuers are permitted to skip ("non-cumulative" preferred stock) or defer ("cumulative" preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers. For purposes of this prospectus, non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio manager may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers' acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

Temporary Investments and Other Measures. The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, or during periods of significant shareholder redemptions, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities, which may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the portfolio manager believes that pursuing the Fund's investment objective will subject the Fund to a significant risk of loss. When the portfolio manager pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Short-Term Trading. From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund's performance.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information (the "SAI") for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Risks Associated with Investing in Equities. Equity securities, generally common stocks, preferred stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•  The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

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•  Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

•  The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund's ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund's operations.

•  Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund's non-U.S. holdings or exposures.

•  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company's financial condition or otherwise assess a company's creditworthiness.

•  Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

•  Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•  Changes in currency exchange rates will affect the value of the Fund's non-U.S. holdings or exposures.

•  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•  International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund's non-U.S. holdings or exposures.

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•  Global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may be affected if one or more countries leave the euro currency or if other policy changes are made by governments or quasi-governmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Global Depositary Notes ("GDNs"), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets. In investing the Fund's assets, the portfolio manager focuses on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund's assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund's investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing. Value stocks, including those selected by the portfolio manager for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of stocks that differs materially from its benchmark index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives or other securities with substantial market

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and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Furthermore, reduced number and capacity of dealers and other counterparties to "make markets" in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund's investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund's performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Increased Fund redemption activity may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund's performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

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Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio manager's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions, which could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline. In addition, the Fund may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Fund's calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays

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and expenses liquidating the security. The security may also decline in value or fail to provide income.

Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund's Statement of Additional Information ("SAI").

INFORMATION ABOUT NON-PRINCIPAL INVESTMENT STRATEGIES

While the Adviser expects to invest the Fund's assets primarily in equity securities, as a secondary matter the Fund also may invest in debt securities, convertible securities and/or covered call options, but to a lesser extent. Non-investment grade or comparable unrated debt or convertible securities may comprise up to 15% of the Fund's net assets.

Debt Securities. From time to time, the Fund may invest in select debt securities using a value-based approach and criteria similar to that discussed above under "Principal Investment Strategies." A debt security is an interest-bearing security that companies and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The Fund may invest in debt securities, including United States government and government agency obligations, corporate debt securities and convertible securities.

Changes in interest rates are one of the most important factors that could affect the value of fixed income securities. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) to fall and could reduce the value of the fixed income portion of the Fund's portfolio. Rising interest rates may also cause investors in mortgage-backed and asset-backed securities to be paid off later than anticipated, forcing the Fund to keep its money invested at lower rates or to sell the securities at a lower price. Falling interest rates, however, generally cause investors in mortgage-backed and asset-backed securities to be paid off earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the Fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the Fund. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Low interest rates may pose heightened risks with respect to investments in debt securities. To the extent that interest rates remain low relative to historic levels and the Fund invests in debt securities, the Fund will face a heightened level of interest rate risk, especially as the Federal Reserve Board has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. As a result of rising interest rates, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on debt securities from rate increases, regardless

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of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio manager.

Over the past three decades, bond markets have grown more quickly than dealer capacity to engage in fixed income trading. In addition, recent regulatory changes applicable to financial intermediaries that make markets in debt securities have restricted or made it less desirable for those financial intermediaries to hold large inventories of less liquid debt securities. Because market makers provide stability to a market through their intermediary services, a reduction in dealer inventory may lead to decreased liquidity and increased volatility in the fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in the debt securities markets could alter or impair the Fund's ability to pursue its investment objectives or use certain investment strategies and techniques. Liquidity risk may intensify during periods of economic uncertainty. Debt securities with longer durations may face heightened liquidity risk.

Debt securities have a stated maturity date by which the issuer must repay their principal amount. Some debt securities known as callable bonds may repay the principal earlier or after the stated maturity date. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer's credit profile. If an issuer calls a debt security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk. In addition, shareholder redemptions may cause the Fund to engage in "odd-lot" fixed income transactions, which due to their small size, may result in the Fund receiving substantially lower value on such transactions than if the Fund had engaged in a large block trade of such securities.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is typically viewed as more likely to pay interest and repay principal than an issuer of a non-investment grade or comparable unrated debt security. Adverse economic conditions or changing circumstances, however, may weaken the issuer's capacity to pay interest and repay principal.

High yield bonds, commonly referred to as "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. There is no limit on

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the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Convertible Securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the holder's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

Covered Call Options. In an effort to increase potential income, the Fund may write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.

The Fund may not write any option which, at the time, would cause its outstanding options to cover securities comprising more than 10% of the value of the Fund's assets. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times.

Changes in regulation relating to a mutual fund's use of derivatives and related instruments may make derivatives more costly, may limit availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Fund.

Initial Public Offerings ("IPOs"). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPO shares frequently are volatile in price. Shareholders in IPO

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shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this prospectus.

Management of the Fund

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser. Together with its predecessor organizations, the Adviser has been in the investment advisory business since 1954, and has served as the Fund's investment adviser since 1984. The Adviser manages assets of approximately $30 billion and serves as the investment adviser for seven investment companies, including one closed-end investment company, and more than 40 institutional, sub-advised and private fund accounts. The Adviser is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The portfolio manager, who is affiliated with the Adviser, selects investments for the Fund.

The total contractual management fee rate for the Fund, as a percentage of average daily net assets, for the previous fiscal year was 0.66%.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement is available in the Fund's semi-annual report for the six months ended September 30, 2017.

Portfolio Manager

Arik A. Ahitov is primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Ahitov is the portfolio manager of the Fund (since February 2014) and a Partner of the Adviser (since January 2015). Previously, he was the Fund's Associate portfolio manager from July 2013 to February 2014, a Managing Director of the Adviser from January 2013 through December 2014, and a Vice President of the Adviser from October 2010 through December 2012.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of shares of the Fund.

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Investing with the Fund

LIMITED AVAILABILITY TO NEW INVESTORS

The availability of shares of the Fund to new investors is limited. The Fund has discontinued the sale of its shares to new investors, except existing shareholders, directors, officers and employees of the Fund, the Adviser and affiliated companies, and their immediate relatives. Affiliated companies include: current and former directors, officers and employees of the Adviser (and its predecessor firm and such predecessor firm's parent firms) and its affiliates; current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser; investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees; employees (including registered representatives) of a dealer that has a selling group agreement with UMB Distribution Services, LLC and consents to the purchases; any employee benefit plan maintained for the benefit of such qualified investors; directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds; and directors, officers and employees of the Fund's custodian and transfer agent.

In addition, the Fund will allow new investors to purchase shares if they fall into one of the following categories:

1.  Clients of an institutional consultant, a financial advisor, a financial planner, or an affiliate of a financial advisor or financial planner, who has client assets invested with the Fund, the Adviser, or the FPA Funds at the time of the investor's application;

2.  Investors purchasing Fund shares through a sponsored fee-based program where shares of the Fund are made available to that program pursuant to an agreement with FPA Funds or UMB Distribution Services, LLC, and FPA Funds or UMB Distribution Services, LLC has notified the sponsor of that program, in writing, that shares may be offered through such program and has not withdrawn that notification;

3.  Investors transferring or "rolling over" into a Fund IRA from an employee benefit plan through which the investor held shares of the Fund (if an investor's plan doesn't qualify for rollovers an investor may still open a new account with all or part of the proceeds of a distribution from the plan);

4.  Investors that are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the Fund; or

5.  Investors participating in an employee benefit plan that is already a Fund shareholder.

The Fund may ask you to verify that you meet one of the categories above prior to permitting you to open a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new

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account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.

The Fund's ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

The Fund continues to reinvest dividends and capital gain distributions with respect to the accounts of existing shareholders who elect such options.

The Fund may recommence at any time the offering of shares to all investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity of you or your beneficial owners after your account is established, the Fund, the Fund's distributor and the Fund's transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.

PURCHASE AND INVESTMENT MINIMUMS

Eligible investors can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. Eligible investors can obtain an Account Application for initial investment. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

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SHARE PRICE

Net Asset Value. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day. Orders received by UMB Fund Services, Inc. at the Fund's P.O. Box address are priced based upon the Fund's share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund's securities that trade principally in those international

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markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to "odd-lot" fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund's net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

How to Redeem Your Shares

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about applicable procedures for selling Fund shares.

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The amount of time for a redeeming shareholder to receive redemption proceeds will vary based on the method of payment elected (i.e. ACH, wire, check). Redemption proceeds by check will generally be mailed to you within three to seven business days after UMB Fund Services, Inc., receives a properly completed redemption request; and redemption proceeds by ACH or wire will generally be sent to you within one to three business days after UMB Fund Services, Inc., receives a properly completed redemption request (as described below under "Written Requests" and "Telephone Transactions"). Generally your redemption request cannot be processed on days the NYSE is closed. If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemption proceeds are normally paid in cash; however, subject to the limits described below in "In-Kind Transactions," the Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. For cash redemptions, under normal market conditions, the Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, for temporary or emergency purposes, the Fund may borrow to meet redemption requests.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

Written Requests. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, business licenses, partnership agreements or trust documents may be required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

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If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Escheatment. If your account is deemed "abandoned" or "unclaimed" under state law, the Fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated Fund shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state's unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund, the Fund's transfer agent, the Fund's distributor nor the Adviser or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. Exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of the exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

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How to Exchange Your Shares

You can add to an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. Shares of the Fund acquired must be registered for sale in your state.

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days' notice to shareholders.

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are effected at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of Fund shares and could result in a capital gain or loss.

Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

In-Kind Transactions. Subject to procedures adopted by the Fund's Board of Directors and at the Fund's sole discretion, you may pay for shares of the Fund with securities instead of cash.

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The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund's Board of Directors, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan account and/or an IRA can be established with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. However, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans. UMB Fund Services, Inc. currently charges a $15 distribution fee for each redemption or recharacterization from a retirement account. UMB Fund Services, Inc. also charges an annual account maintenance fee of $15 on retirement accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund's shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

You should consult your tax adviser about the implications of investing in Fund shares through a retirement account. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are

29

ordinarily not in your best interest and you will generally recognize any taxable gains or losses on the withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may be compensated.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

Distributions and Taxes

DISTRIBUTIONS

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes any distributions at least annually.

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Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at 800-638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

TAXES

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain non-U.S. currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain non-U.S. corporations with respect to which the Fund satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder's income exceeds certain threshold amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

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The Fund is required to withhold 24% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares acquired after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

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Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for each of the past five years ended March 31, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report dated May 22, 2018, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Per share operating performance:
Net asset value at beginning of year	$36.39	$32.41	$37.66	$47.46	$45.60
Income from investment operations:
Net investment income (loss)*	$0.05	$0.05	$0.12	$0.03	$(0.03)
Net realized and unrealized gain (loss) on investment securities	(1.47)	5.80	(4.92)	(5.02)	7.90
Total from investment operations	$(1.42)	$5.85	$(4.80)	$(4.99)	$7.87
Less distributions:
Dividends from net investment income	—	$(0.10)	$(0.12)	—	—
Distributions from net realized capital gains	$(1.55)	(1.77)	(0.33)	$(4.81)	$(6.01)
Total distributions	$(1.55)	$(1.87)	$(0.45)	$(4.81)	$(6.01)
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$33.42	$36.39	$32.41	$37.66	$47.46
Total investment return***	(4.05)%	18.09%	(12.74)%	(11.49)%	18.99%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$353,266	$789,441	$759,467	$1,076,477	$1,372,336
Ratio of expenses to average net assets	0.83%	0.80%	0.77%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	0.15%	0.14%	0.34%	0.08%	(0.07)%
Portfolio turnover rate	66%	23%	45%	38%	17%

* Per share amount is based on average shares outstanding.

** Rounds to less than $0.01 per share.

*** Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

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For Shareholder Services Contact

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175
or 235 West Galena Street
Milwaukee, Wisconsin 53212
(800) 638-3060

For Retirement Plan Services call your employer or plan administrator

For 24-hour Information go to UMB Distribution Services, LLC Internet Web Site http://www.fpa.com

For Dealer Services call

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212
(310) 473-0225 or (800) 982-4372
except Alaska, Hawaii, Puerto Rico
and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser

First Pacific Advisors, LLC
11601 Wilshire Boulevard
Suite 1200
Los Angeles, California 90025

Custodian and Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, annual and semi-annual report, quarterly schedules of portfolio holdings on Form N-Q and the annual report of proxy voting record on Form N-PX are available without charge, upon request, by calling UMB Distribution Services, LLC and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

For more information or to request a free copy of any of the documents above contact UMB Distribution Services, LLC at 235 West Galena Street, Milwaukee, Wisconsin 53212, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://www.fpa.com.

Investment Company Act No. 811-1596

STATEMENT OF ADDITIONAL INFORMATION

FPA CAPITAL FUND, INC. (FPPTX)

11601 Wilshire Boulevard, Suite 1200

Los Angeles, California 90025

July 31, 2018

This Statement of Additional Information (“SAI”) supplements the current Prospectus of FPA Capital Fund, Inc. (“Fund”) dated July 31, 2018, as it may be amended from time to time. This SAI should be read in conjunction with the Fund’s Prospectus. Although this SAI is not itself a prospectus, it is, in its entirety, incorporated by reference into the Fund’s Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 235 West Galena Street, Milwaukee, Wisconsin 53212, telephone (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands); web site www.fpa.com.  Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

TABLE OF CONTENTS

FUND HISTORY	4
DESCRIPTION OF PERMITTED INVESTMENTS	4
Equity Securities	4
Covered Call Options	6
Initial Public Offerings (“IPOs”)	6
Securities of Non-U.S. Issuers	6
Foreign Currency Transactions	10
Debt Securities	11
Convertible Securities and High Yield Debt Securities	12
Rule 144A and Other Restricted Securities	16
Short Sales Against the Box	16
Repurchase Agreements	17
Securities Lending	17
Government Intervention in Financial Markets	17
Increasing Government Debt	18
Inflation and Deflation	18
Regulatory Risk	18
Fund Operational Risk	19
Cyber Security Risk	19
Temporary Defensive Position	19
INVESTMENT RESTRICTIONS	20
Additional Restrictions	21
PORTFOLIO TURNOVER	22
PORTFOLIO HOLDINGS DISCLOSURE	22
MANAGEMENT OF THE FUND	23
Board of Directors	23
Leadership Structure and Responsibilities of the Board and its Committees	26
Committees of the Board	27
Fund Shares Owned by Directors as of December 31, 2017	28
Director Compensation Paid During the Fiscal Year Ended March 31, 2018	28
Officers of the Fund	29
Code of Ethics	30
Proxy Voting Policies and Procedures	30
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	31
INVESTMENT ADVISORY AND OTHER SERVICES	32
Investment Adviser	32
Principal Underwriter	33
Administrator	33
Transfer Agent	33
Custodian	33
Independent Registered Public Accounting Firm	33
Legal Counsel	34
PORTFOLIO MANAGER	34
PORTFOLIO TRANSACTIONS AND BROKERAGE	37
CAPITAL STOCK	39
Common Stock	39
Voting Rights	39
PURCHASE, REDEMPTION AND PRICING OF SHARES	39
Limited Availability to New Investors	39

Net Asset Value	39
In-Kind Purchases	41
Authorized Financial Intermediaries	41
FPA Exchange Privilege	41
Redemption of Shares	42
Telephone Redemption	42
Redemptions-In-Kind	43
Excessive Trading and Market Timing	43
TAX SHELTERED RETIREMENT PLANS	43
FEDERAL TAX ASPECTS	43
General	43
Special Tax Treatment	44
Zero Coupon Securities	45
Non-U.S. Investments	45
Non-U.S. Currencies	46
Taxation of the Fund’s Shareholders	46
Backup Withholding	47
Recent Tax Legislation	47
Other Taxation	47
Foreign Account Tax Compliance Act (“FATCA”)	47
FINANCIAL STATEMENTS	48

FUND HISTORY

The Fund is organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1966.

DESCRIPTION OF PERMITTED INVESTMENTS

Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below.  The Fund may employ new strategies without prior notification to shareholders, unless it expects such strategies to become principal strategies.  You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Restrictions.”  First Pacific Advisors, LLC (the “Adviser” or “FPA”) serves as the investment adviser to the Fund.

Equity Securities.  Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments.  Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

Common Stocks.  Common stocks represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board.

Preferred Stocks.  Preferred stocks are also units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities.  The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the holder’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants).  A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities.  In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.  The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants.  The Fund may receive warrants in relation to certain investments. Warrants generally confer a right, but not the obligation, to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.  Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price.  Warrants are freely transferable and are traded on major exchanges.  Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued.  Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities.  While investing in stocks allows investors to participate in the benefits of owning a company, investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Company Risk. Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines, shorter operating histories, and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange.

Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Covered Call Options.  In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes a listed call option, the purchaser has the right to buy a security from the Fund at a fixed exercise price any time before the option contract expires, regardless of changes in the market price of the underlying security. The Fund writes options only on securities it owns (covered options) and must retain ownership of the underlying security while the option is outstanding. Until the option expires, the Fund cannot profit from a rise in the market price of the underlying security over the exercise price, except insofar as the premium which the Fund receives, net of commissions, represents a profit. The premium paid to the Fund is the consideration for undertaking this obligation.  In addition, changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Fund.

The Fund may not write any option that, at the time, would cause its outstanding options to cover securities comprising more than 10% of its asset value. Writing option contracts is a highly specialized activity and could limit investment flexibility at certain times.

Initial Public Offerings (“IPOs”).  The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Securities of Non-U.S. Issuers.  The Fund can invest up to 30% of its total assets in non-U.S. issuers.  Non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside of the U.S. or traded on non-U.S. exchanges, but the portfolio manager may make a different designation in certain circumstances.  The countries in which these markets are located can be developed or emerging. Investors can invest in non-U.S. securities in a number of ways:

•                                          directly in non-U.S. securities denominated in a non-U.S. currency; and

•                                          through investments in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Global Depositary Notes and other similar global instruments; and

•                                          through investments in investment funds.

Depositary Receipts.  The Fund may invest in securities of non-U.S. issuers traded in the United States in the form of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and Global Depositary Notes (collectively, depositary receipts). Depositary receipts are certificates evidencing ownership of securities of a non-U.S. issuer. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts may be purchased and sold in OTC markets or on securities exchanges. The Fund may make arrangements through a broker/dealer to purchase a non-U.S. security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated depositary receipt. Depositary receipts are subject to currency risk if the underlying securities are denominated in a non-U.S. currency and to other risks to which the underlying securities are exposed.

Depositary receipts may be sponsored by the non-U.S. issuer or may be unsponsored.  Unsponsored depositary receipts are organized independently and without the cooperation of the non-U.S. issuer of the underlying securities.  As a result, available information regarding the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.  In addition, in a sponsored depositary receipt arrangement the non-U.S. issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the depositary receipt holders.

Eurodollar and Yankee Obligations. The Fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with non-U.S. investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes, and the expropriation or nationalization of non-U.S. issues.

Emerging Markets.  An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have securities exchanges.  These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Risks of Non-U.S. Securities.

Non-U.S. Market Risks. Non-U.S. security investment involves additional risks not present in U.S. investments that can increase the chances that the Fund will lose money. These additional risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets.

Stock Exchange and Market Risk. The portfolio manager anticipates that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for non-U.S. securities. Non-U.S. stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Non-U.S. stock markets tend to differ from those in the United States in a number of ways.  As compared to U.S. stock markets, non-U.S. stock markets: are generally more volatile, and not as well developed or efficient; have substantially less volume; trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices that are less developed; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Non-U.S. markets may offer less protection to shareholders than U.S. markets because, among other reasons: non-U.S. accounting, auditing, and financial reporting requirements may render a non-U.S. corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than non-U.S. securities of the same class that are not subject to such restrictions. Some of these risks are explained further below.

Non-U.S. Economy Risk. The economies of certain non-U.S. markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain non-U.S. economies may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Investments in non-U.S. markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell non-U.S. securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in certain non-U.S. countries may be less extensive than those available to investors in the U.S. or other countries. Non-U.S. corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Global economies are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may be affected if policy changes are made by governments or quasi-governmental organizations. For example, in June 2016, citizens of the United Kingdom voted to leave the European Union in a popular referendum (commonly referred to as “Brexit”). In addition, the United Kingdom subsequently invoked Article 50 of the Lisbon Treaty, which triggered a two year period of negotiations on the terms of Brexit. However, it remains unclear whether negotiations will be successful and what form a new relationship between the United Kingdom and the European Union will take. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, Brexit may cause other member states to contemplate departing the European Union, which could perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Currency Risk and Exchange Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of non-U.S. issuers are frequently denominated in non-U.S. currencies. Thus, a change in the value of a non-U.S. currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a non-U.S. currency are: it may be expensive to convert non-U.S. currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for non-U.S. currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in non-U.S. currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards Risk.  Many non-U.S. governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio manager to completely and accurately determine a company’s financial condition or otherwise determine its creditworthiness.

Euro Risk. Many European countries have adopted a single European currency, the euro. Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries. The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use. Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the eurozone. These or other events, including political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the non-U.S. assets held by the Fund may be denominated in euros.

Emerging Markets Risk.  Investing in emerging markets may magnify the risks of non-U.S. investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•                                          Have relatively unstable governments;

•                                          Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•                                          Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•                                          Offer less protection of property rights than more developed countries; and

•                                          Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Non-U.S. Ownership Reporting. Non-U.S. issuers may require disclosure of substantial holdings of the issuer’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a non-U.S. issuer being disclosed to the issuer and potentially to market participants.

Certain Risks of Holding Fund Assets Outside the U. S. Non-U.S. securities in which the Fund invests are generally held outside the U.S. in non-U.S. banks and securities depositories. The Fund’s custodian is its “foreign custody manager.” The “foreign custody manager” is responsible for determining that the Fund’s directly-held non-U.S. assets will be subject to reasonable care, based on standards applicable to custodians in relevant non-U.S. markets. However, certain non-U.S. banks and securities depositories may be recently organized or new to the non-U.S. custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a non-U.S. bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain non-U.S. markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain non-U.S. countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Foreign Currency Transactions.  The Fund, in purchasing or selling securities in non-U.S. markets, will incur costs in connection with conversions between various currencies. The Fund’s foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.

Debt Securities.  The Fund can invest in fixed-income securities. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.  Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Factors affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).  Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions).  To the extent that interest rates remain below historic levels, future increases in interest rates may result in less liquidity and greater volatility of debt securities.  As a result, investments in debt securities may face heightened levels of interest rate risk, especially as the Federal Reserve Board has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. In addition, new regulations applicable to and changing business practices of financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market-making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities.

Credit Rating.  Coupon interest is offered to investors of debt securities as compensation for assuming risk.  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities.  If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

U.S. Government Securities.  The Fund may invest in securities issued or guaranteed by the United States government, its agencies or instrumentalities.  U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States.  Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported to the extent such entities have the right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.  The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC.  FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Corporate Bonds.  The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments.  Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or “call” the security before its maturity.

Creditor Liability and Participation on Creditors Committees.  Generally, if the Fund holds bonds or other similar fixed income securities of an issuer, it becomes a creditor of the issuer. If the Fund is a creditor of an issuer, it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, FPA, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The portfolio manager, in his judgment and discretion and based on the considerations deemed by him to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Convertible Securities and High Yield Debt Securities.  The Fund can invest up to 15% of its net assets in fixed-income securities, including convertible securities, that are rated BB or lower, by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or the equivalent by another nationally recognized statistical rating organization (NRSRO), which ratings are considered by the rating agencies to be highly speculative, and unrated securities considered by the Adviser to be of comparable quality. Debt securities with a rating of BB or lower are commonly referred to as “junk bonds.” In the event that ratings services assign different ratings to the same security, the Adviser will generally use the lowest rating as the credit rating for that security.

A convertible security is a bond, debenture, or note that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends on a number of factors.

Convertible securities are generally not investment grade, meaning not rated within the equivalent of the four highest categories by S&P.  To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated (i.e. high yield securities), there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities.  The Fund may purchase convertible securities and other debt securities rated the equivalent of BB or lower by S&P, which ratings are considered by the rating agencies to be speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Debt securities rated the equivalent of BB or lower by S&P are commonly referred to as junk bonds.  Decisions to purchase and sell these securities are based on the portfolio manager’s evaluation of their investment potential and not on the ratings assigned by credit agencies.  Because investment in high yield securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the Adviser’s credit analysis than with respect to the Fund’s investments in higher rated securities.  Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence price and liquidity more than changes in interest rates.  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  A projection of an economic downturn, for example, could cause a decline in the prices of high yield securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  In addition, new laws and proposed new laws could negatively impact the market for high-yield bonds.  Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.

Prices of high yield securities may decline rapidly in the event a significant number of holders decide to sell.  Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization (“Deep Discount Securities”).  Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund may invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company’s financial condition. These factors could include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield.  In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain.  If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless.  The Adviser will balance the benefits of Deep Discount Securities with their risks.  While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

Risk Factors of High Yield Securities

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect high yield securities differently from other securities.  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments but more sensitive to adverse economic changes or individual issuer developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.  Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund’s ability to accurately value high yield bonds and the Fund’s assets and on the Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market.  To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

Legislation and Regulation.   New laws or regulations and proposed new laws or regulations could have a negative impact on the market for high yield bonds.  For example, previous legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

Taxation. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities.  The Fund accrues the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  The Fund is required to distribute such income to its shareholders to satisfy its distribution requirement as a regulated investment company under Subchapter M of the Code and to eliminate any corporate or excise tax at the Fund level.  Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Credit Ratings. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments.  The Fund may retain a portfolio security whose rating has been changed.

Inflation-Indexed Bonds.  The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.  Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.  Inflation- indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030, and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Terms to Understand

Maturity.  Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration.  Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Rule 144A and Other Restricted Securities.  The Fund can invest up to 15% of its net assets in illiquid securities, measured at the time of investment.  Illiquid Securities generally are any securities that cannot be disposed of in the ordinary course of business within seven days at approximately the amount at which a fund has valued the instruments. Under a new definition that takes effect December 1, 2018, an illiquid security will be defined as a security that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Rule 144A was adopted under the Securities Act of 1933 (the “1933 Act”) to allow a broader institutional trading market for securities subject to restriction on resale to the general public.  The Rule provides a “safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act.  Under the oversight of the Board of Directors (the “Board”), the portfolio manager determines the liquidity of such investments by considering relevant factors.  Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund’s investment limitations.  Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act.  Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.  The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Short Sales Against the Box.  The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.  The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement.

Whenever the Fund sells a security short, until the Fund closes its short position, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or

(b) otherwise cover the Fund’s short position.  The Fund did not effect any short sales in the last fiscal year.

Repurchase Agreements.  The Fund can invest up to 20% of its total assets in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash.  A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period.  Repurchase agreements are generally collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 (“1940 Act”).  In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security. In addition, changes in regulatory requirements concerning margin for certain types of financing transactions, including repurchase agreements, could impact a Fund’s ability to utilize these investment strategies and techniques.  The Fund will not invest more than 10% of its total assets in repurchase agreements that mature in more than seven days.

Securities Lending.  The Fund may lend a portion, up to 33%, of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market instruments. The Fund lends its securities in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff.

The risks of the Fund lending its securities are similar to the risks involved with repurchase agreements.  When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund.  Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations.  If this happens, the Fund could:

•                                          Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                                          Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the Prospectus.  When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund.  However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Government Intervention in Financial Markets.  Instability in the financial markets during and after the 2008-2009 financial downturn led the U.S. government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Most significantly, the U.S. government enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the full impact of which on the value of securities held by the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Future events may cause governments or their agencies to acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The portfolio manager will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so. In addition, it is not certain whether the U.S. government or other governments will intervene in response to a future market disturbance, and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Increasing Government Debt.  The total public debt of the United States as a percentage of gross domestic product grew rapidly as a result of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Fund’s investments.

Inflation and Deflation.  The Fund may be subject to inflation and deflation risk.  Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce the Fund’s performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Changes to current federal securities laws or the regulations thereunder could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. The Fund may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, legal, regulatory or policy changes in the U.S. or abroad could negatively impact financial markets and could reduce the value and/or liquidity of the Fund’s investments.

Fund Operational Risk.  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk.  Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for trading counterparties and issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value. The Adviser has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially because, among other reasons: the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Adviser cannot control the cyber-security systems of issuers or third-party service providers; and there are inherent limitations to risk management plans and systems, including that certain current risks may not have been identified and additional unknown threats may emerge in the future.  There is also a risk that cybersecurity breaches may not be detected.

Temporary Defensive Position.  When adverse market or economic conditions indicate to the portfolio manager that a temporary defensive strategy is appropriate, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements.  Under such circumstances, the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The Fund is an open-end, diversified investment management company and has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken. As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. These restrictions and the Fund’s investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented  by proxy; or (b) more than 50% of the outstanding voting securities. In addition to the investment objective described in the Prospectus, these restrictions provide that the Fund shall not:

1.                                      Borrow any amount other than as a temporary measure for extraordinary or emergency purposes as determined by the Fund’s Board of Directors;

2.                                      Concentrate more than 25% of the value of its assets in a particular industry (It is the current Staff position of the Securities and Exchange Commission that the concentration is at 25% or more, as a result, the Fund will not invest 25% or more in an industry or a group of industries.);

3.                                      Purchase the securities of any one issuer (except securities issued by the United States of America, or any instrumentality thereof) if the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund’s total assets;

4.                                      Purchase the securities of any one issuer causing the Fund’s holdings to exceed 10% of the outstanding voting securities of such issuer or 10% of any class of securities of such issuer;

5.                                      Issue any class of senior security nor sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank; provided that such borrowing may only be as a temporary measure for extraordinary or emergency purposes, but not for investment purposes and shall not, in the aggregate, exceed 10% of its total assets taken at cost or 5% of its total assets taken at current value, whichever is less; and provided that immediately after such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund;

6.                                      Underwrite the sale of any securities other than Fund shares;

7.                                      Purchase or sell commodities, commodity contracts or real estate;

8.                                      The Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

9.                                      Mortgage, pledge, hypothecate or in any manner transfer, as security for any indebtedness, any security owned or held by the Fund;

10.                               Participate on a joint or a joint and several basis in any trading account in securities;

11.                               Purchase from or sell to any officer or director of the Fund, or firms of which any of them are members, any securities other than Fund shares; but such persons or firms may act as brokers for the Fund for customary commissions;

12.                               Purchase or retain any securities of any issuer if those officers and directors of the Fund or of its managers or investment adviser owning individually more than 0.5% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer;

13.                               Invest for the purpose of exercising control over or management of any company;

14.                               Invest in securities issued by other investment companies;

15.                               Effect short sales of securities, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

16.                               Buy securities on margin;

17.                               Purchase or sell securities other than Fund shares through any brokerage or investment organization in which any officer or director of the Fund is a partner, officer, director or shareholder;

18.                               Invest more than 5% of its assets in securities of corporations which have a record of less than three years continuous operation; or

19.                               Write options, except the Fund may write covered call options and effect closing transactions; provided the Fund shall:  (i) write options only on securities which it owns and which are traded on a national securities exchange; (ii) retain ownership of the underlying security for the duration of said options and (iii) not write any option which would, at the time, cause outstanding options written by the Fund to cover securities comprising more than 10% of the value of the Fund’s assets.

Additional Restrictions. The Fund is also subject to the following policies which its Board of Directors can amend and which apply at the time of purchase of securities.  The Fund will not:

1.                                      Invest more than 10% of total assets in repurchase agreements with maturities over seven days;

2.                                      Purchase warrants exceeding 2% of total assets;

3.                                      Invest in oil, gas or other mineral exploration or development programs;

4.                                      Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements); or

5.                                      Invest more than 15% of its net assets in illiquid securities. The portfolio manager determines whether certain instruments are liquid pursuant to procedures adopted by the Board of Directors.

Percentage limitations are calculated and applied at the time of investment, except with respect to fundamental restriction number 5 and applicable limits on illiquid investments noted in additional restriction number 5 above.  Thus, if securities of a given issuer come to constitute more than 5%, or securities of a given industry come to constitute more than 25%, of the value of the Fund’s assets by reason of changes in value of either the given securities or other assets, the excess need not be sold.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year.  Securities maturing in one year or less at the time of acquisition are not included in this computation.  The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.”  This rate may vary greatly from year to year as well as within a year depending on the amount of trading activity the portfolio manager deems appropriate in seeking to achieve the Fund’s investment objective, consistent with the Fund’s investment strategies described in the Prospectus and this SAI.  For example, as disclosed in the Financial Highlights, the Fund’s portfolio turnover rate was 66% for 2018 and 23% for 2017.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund provides a complete list of its holdings four times in each fiscal year, as of the end of each quarter.  The lists also appear in the Fund’s Semi-Annual and Annual Reports to shareholders.  The Fund files the list with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters).  Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov.  A list of the Fund’s quarter-end holdings is also available at www.fpa.com and upon request on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others—request information about the Fund’s portfolio holdings.  The Board has approved policies and procedures relating to disclosure of the Fund’s portfolio holdings, which include measures for the protection of non-public portfolio holdings information, and which are designed to protect the interests of shareholders and to address potential conflicts of interest that could arise between the interests of a Fund’s shareholders, on the one hand, and those of FPA, on the other.  The Fund’s general policy is to disclose portfolio holdings to third party service providers or other third parties only: (1) if legally required to do so; or (2) when the Fund believes there is a legitimate business purpose for the Fund to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information.  This duty of confidentiality may exist under law or may be imposed by contract.  Confidentiality agreements must be consistent with the policies adopted by the Board and in form and substance acceptable to FPA’s Legal and Compliance Department and the Fund’s Chief Compliance Officer. In situations where the Fund’s policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Fund may provide, at any time, portfolio holdings information to its service providers, such as the Fund’s investment adviser, transfer agent, custodian/fund accounting agent, administrator, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and non-U.S. regulators and government agencies, and as otherwise required by law or judicial process.  Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants or derivatives clearing merchants, in connection with the Fund’s portfolio trading activities; these counterparties may not be subject to a duty of confidentiality.  In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid potential misuse of the disclosed information.

FPA provides investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund.  These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holding information for their accounts.  These clients do not owe FPA or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

FPA’s portfolio holdings policy requires any violations of the policy that affects the Fund be reported to the Fund’s Chief Compliance Officer.  If the Fund’s Chief Compliance Officer, in the exercise of his duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he is required to report the violation to the Board.

MANAGEMENT OF THE FUND

Although the Board has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Board, which meets periodically and performs duties required by applicable state and federal laws.

Board of Directors.  All Directors and officers of the Fund are also Directors and/or officers of one or more of six other investment companies advised by the Adviser.  These investment companies are FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected.  Since shareholder meetings are not held each year, a Director’s term is indefinite in length.  If a Director dies or resigns, a successor generally can be elected by the remaining Directors.  Information regarding Directors and officers of the Fund are set forth in the following tables.  All officers of the Fund, except for the Secretary of the Fund, are also officers of the Adviser.

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all Directors of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Directors”).

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years

Independent Directors

Sandra Brown, 1955	Director	2016	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998); Director/Trustee of FPA New Income, Inc., of FPA Funds Trust, of FPA Paramount Fund, Inc., of FPA U.S. Value Fund, Inc. and of Source Capital, Inc. (since October 2016).	7	None

Mark L. Lipson, 1949	Director	2015	Registered Investment Adviser Representative, ML2 Wealth Advisors. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001). Director/Trustee of FPA New Income, Inc., of FPA Funds Trust, of FPA Paramount Fund, Inc., of FPA U.S. Value Fund, Inc. and of Source Capital, Inc. (since October 2015).	7	None

Alfred E. Osborne, Jr., 1944	Director	1999	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc., (since 2013), of FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002) and of Source Capital, Inc. (since 2013).	7	Kaiser Aluminum, Wedbush, Inc.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director/Trustee of FPA Paramount Fund, Inc., of FPA U.S. Value Fund, Inc., of FPA Funds Trust, of FPA New Income, Inc. and of Source Capital, Inc. (since 2013).	7	Entertainment Partners, Resources Global Professionals

Patrick B. Purcell, 1943	Director	2006	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director/Trustee of FPA New Income, Inc., and of FPA Funds Trust (since May 2006), of FPA Paramount Fund, Inc. and of FPA U.S. Value Fund, Inc. (since July 2012), and of Source Capital, Inc. (since 2010).	7	None

Allan M. Rudnick, 1940	Director & Chairman	2010	Private investor. Formerly, Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) (1989-December 2007). Formerly, President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director/Trustee of FPA New Income, Inc., of FPA Funds Trust, (since January 2010), of FPA Paramount Fund, Inc. and of FPA U.S. Value Fund, Inc. (since July 2012), and of Source Capital, Inc. (since 2012).	7	None

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Interested Director(2)

J. Richard Atwood, 1960	Director	2016	Managing Partner of FPA (since 2006). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)         The address for each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)         “Interested person” within the meaning of the 1940 Act by virtue of their affiliation with the Fund’s Adviser.

Leadership Structure and Responsibilities of the Board and its Committees.  The Board has general oversight responsibility with respect to the Fund’s business and affairs.  Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Board, which meets at least quarterly.  The Board is currently composed of seven Directors, six of whom are each not an “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”).  The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings.

The Audit Committee of the Board meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year.  The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman.  The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Directors and with Fund officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman.  The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations, among other matters.  The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics.  The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders.  Several members of the Board have had a long and continued service with the Fund.  As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management.  The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director.  Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

Day-to-day management of the Fund, including risk management, is the responsibility of the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes.  The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings.  The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year.  The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request.  For example, the portfolio manager of the Fund meets regularly with the Board to discuss portfolio performance, including investment risk trading and the impact on the Fund of investments in particular securities.  The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund.  The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic compliance reports, which update compliance activities to date and results thereon.  Additionally, the CCO presents an annual written report to the Board evaluating and reporting on the Fund’s compliance policies and procedures.

The Board has an Audit Committee and a Nominating and Governance Committee.  The responsibilities of each committee are described below.

Committees of the Board.  The Board has an Audit Committee comprised of all of the Independent Directors.  The Committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act.  The Audit Committee met four times during the fiscal year ended March 31, 2018.

The Board has a Nominating and Governance Committee comprised of all of the Independent Directors.  The Committee recommends to the full Board nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur.  The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Nominating and Governance Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee.  The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board.  Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Directors.  The Nominating and Governance Committee met four times during the fiscal year ended March 31, 2018.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board.  Director candidates must have the highest personal and professional ethics and integrity.  Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings.  The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert.  While the Nominating and Governance Committee does not have a formal policy regarding diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Fund Shares Owned by Directors as of December 31, 2017

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in all FPA Funds Overseen by the Director
Independent Directors
Sandra Brown	None	None
Mark L. Lipson	$10,001 - $50,000	Over $100,000
Alfred E. Osborne, Jr.	Over $100,000	Over $100,000
A. Robert Pisano	$10,001 - $50,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
Allan M. Rudnick	$50,001 - $100,000	Over $100,000
“Interested” Director
J. Richard Atwood	Over $100,000	Over $100,000

As of June 30, 2018, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record approximately 2.3% of the outstanding shares of the Fund.

Director Compensation Paid During the Fiscal Year Ended March 31, 2018.  No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates.  The following information relates to compensation paid to the Directors.  The Fund typically pays each Independent Director an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services.  No pension or retirement benefits are accrued as part of Fund expenses.  Each such Independent Director is also reimbursed for out-of-pocket expenses incurred as a Director.

Name	Aggregate Compensation from the Fund(1)	Total Compensation from All FPA Funds(1),(2)
Independent Directors
Sandra Brown	$35,500	$263,500
Mark L. Lipson	$35,500	$263,500

Name	Aggregate Compensation from the Fund(1)	Total Compensation from All FPA Funds(1),(2)
Alfred E. Osborne, Jr.	$29,500	$222,500
A. Robert Pisano	$28,000	$211,000
Patrick B. Purcell	$35,000	$259,000
Allan M. Rudnick	$35,000	$260,000
“Interested” Directors
J. Richard Atwood	$0	$0

(1)         No pension or retirement benefits are provided to the Directors by the Fund or the FPA Funds.

(2)         Includes compensation from the Fund, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA International Value Fund, FPA U.S. Value Fund, Inc. and Source Capital, Inc.

Officers of the Fund.  Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years

Arik A. Ahitov, 1975	Vice President and Portfolio Manager	2013

Partner of the Adviser (since January 2015). Managing Director of the Adviser (January 2013 to December 2014), Vice President of the Adviser (October 2010 to December 2012). Formerly, Vice President of Shamrock Capital Advisors, LLC from September 2004 to September 2010.

J. Richard Atwood, 1960	President	1997

Managing Partner of FPA (since 2006). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

David C. Lebisky, 1972	Chief Compliance Officer	2017

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller for more than the past five years of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Francine S. Hayes, 1967	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

(1)         The address for each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.  Ms. Hayes’ address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Code of Ethics.  The Fund and the Adviser have adopted a Code of Ethics (“Code”) designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information.  The Code permits access persons to invest in securities for their own accounts, but place substantive and procedural restrictions on their trading activities.  The Code outlines policies and procedures designed to detect and prevent conflicts of interest relating to personal trading by all employees and to ensure that FPA effects transactions for clients in a manner consistent with its fiduciary duty and in accordance with applicable laws.  The Code prohibits FPA employees from purchasing securities (with certain limited exceptions) that are held in any client account or are under active consideration for purchase or sale by any client account. Included in this prohibition are all equivalent and/or related securities, based on the issuer.  In addition, all employees are prohibited from trading, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.  Various procedures have been adopted under the Code including the requirement to pre-clear all applicable transactions.  Additional restrictions relating to short-term trading and purchases of initial public offerings are also defined in the Code and applicable to all employees.  This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

Proxy Voting Policies and Procedures.  The Fund has delegated the responsibility for voting proxies to FPA, subject to the Board’s continuing oversight.  FPA’s Proxy Voting Policy and Procedures seek to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund.  Below is a summary of FPA’s core proxy voting guidelines. FPA considers each proxy individually, on a case-by-case basis, based on the following guidelines, which are principles and not rules:

•                        FPA generally votes for uncontested director nominees recommended by management;

•                        FPA generally votes against issues related to Board entrenchment and anti-takeover measures, including:

•                        Proposals to adopt poison pill provisions;

•                        Proposals to require super majority votes;

•                        Proposals requesting excessive increases in authorized common or preferred shares where management does not provide an explanation for the need of additional shares; and

•                        Proposals to eliminate or limit shareholders’ rights to call a special meeting.

•                        FPA generally votes against cumulative voting rights;

•                        FPA generally votes for the elimination of preemptive rights;

•                        FPA reviews and determines the following types of questions on a case-by-case basis:

•                        Paying directors solely in stock;

•                        Option and stock grants to management and directors;

•                        Sale of assets, divisions, product rights, etc.; and

•                        Eliminating director mandatory retirement policy.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

•                  To the extent the matter is specifically covered by FPA’s proxy voting guidelines, the proxy generally will be voted in accordance with the guidelines.

•                  To the extent FPA is making a case-by-case determination under its proxy voting guidelines, FPA will disclose the conflict to the Board and obtain instructions or consent from the Board on voting the proxy or consent to direct the matter to an independent third party for a recommendation regarding the voting of the proxy to be followed by FPA.  If the Board’s consent or the independent third party’s recommendation is not received in a timely manner, FPA will abstain from voting the proxy.

In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf.  Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction).  In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund will file, by August 31, 2018, Form N-PX with the Fund’s complete proxy voting record for the twelve months ended June 30, 2018. The Fund’s Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of June 30, 2018, the following shareholder is known by the Fund to own of record 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage of Total Shares Outstanding	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, California 94104-4151	7.44%	Record
Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246	6.59%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. First Pacific Advisors, LLC, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since 1984. Presently, the Adviser manages assets of approximately $30 billion and serves as investment adviser for seven investment companies, including one closed-end investment company, and more than 40 institutional, sub-advised and private fund accounts.  Currently, the personnel of First Pacific Advisors, LLC consists of 33 persons engaged full time in portfolio management or investment research in addition to 54 persons engaged full time in trading, administrative, financial or clerical activities.

The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio.  The Adviser is authorized, subject to the control of the Fund’s Board of Directors, to determine which securities are to be bought or sold and in what amounts.  In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation.  These costs include the charges and expenses of any independent accountants, custodian and depository and legal counsel for the Fund, fees and charges of the Fund’s transfer agent, including the costs of maintaining the Fund’s shareholder account books and records, dividend disbursing agent and registrar, if any; costs of designing, printing, engraving and issuing certificates representing shares of the Fund; expenses, including fees and disbursements of counsel, in connection with litigation by or against the Fund; taxes, including franchise, income, issue, transfer, business license and other corporate fees payable by the Fund to federal, state or other governmental agencies; premiums for the fidelity bond maintained by the Fund pursuant to Section 17 of the 1940 Act and for any errors and omissions insurance policy maintained by the Fund; dues for the Fund’s membership in trade organizations; interest on indebtedness, if any, incurred by the Fund; costs of designing, printing and mailing periodic and other reports to shareholders, proxy statements, dividend notice and other communications to the Fund’s shareholders; expenses of meetings of shareholders and directors; brokers’ commissions, issuer and transfer taxes and other costs chargeable to the Fund in connection with security transactions to which the Fund is a party or with securities owned by the Fund; fees and expenses in connection with maintaining registration of the Fund under the federal securities laws and under the laws of states which regulates the sale of the Fund’s shares and complying with the requirements of the Securities and Exchange Commission (the “SEC”) under the 1940 Act, the Securities Act of 1933, the Securities Exchange Act of 1934 and applicable state securities laws.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund’s average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Articles of Incorporation, during a calendar month.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by the vote of a majority (as defined in the 1940 Act)

of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2018, has been approved by the Board and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty with respect to the fund by the Board or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended March 31, 2016, 2017 and 2018, the Fund’s Adviser received gross advisory fees of $5,860,678, $5,242,309 and $3,413,742, respectively.

Principal Underwriter.  UMB Distribution Services, LLC (the “Distributor”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”).  The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s Transfer Agent.

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The offering of the Fund’s shares is continuous.  The Distribution Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act).  The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice.  The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public.  The Distributor is not obligated to sell any stated number of Fund shares.

Administrator.  State Street Bank and Trust Company (“Administrator”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator to the Fund, FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital Inc. (each, a “Fund”, and collectively, the “Fund Complex”).  Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs of each Fund.  The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per Fund minimum (minimum annual fee of $110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Fund Complex on a monthly basis calculated at the following annualized rates:  0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter.

Transfer Agent. Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as transfer agent for the Fund.

Custodian. Pursuant to a custodian agreement, State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

Independent Registered Public Accounting Firm.  For the fiscal year ended March 31, 2018, Deloitte & Touche LLP was responsible for performing the annual audit of the Fund’s financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board

(United States), and, pursuant to Rule 17f-2 of the 1940 Act.   Deloitte & Touche LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.  Shareholders will be sent audited annual and unaudited semi-annual financial statements.  The address of Deloitte & Touche LLP is 555 West 5th Street, Suite 2700, Los Angeles, California 90013.

For the fiscal year ending March 31, 2019, Ernst & Young LLP is responsible for performing the audit of the Fund’s financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act. Ernst & Young LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.  Shareholders will be sent audited annual and unaudited semi-annual financial statements.  The address of Ernst & Young LLP is 725 South Figueroa Street, Los Angeles, California 90017.

Legal Counsel.  Dechert LLP serves as counsel to the Fund and the Independent Directors.  The address of Dechert LLP is One Bush Street, Suite 1600, San Francisco, California 94104.

PORTFOLIO MANAGER

The portfolio manager, Arik A. Ahitov, is also responsible for the day-to-day management of other accounts.

Other Accounts Managed by the Portfolio Manager. Set forth below is the following information with respect to the other accounts managed by the portfolio manager as of March 31, 2018, including the Fund.

Name of Portfolio Manager	Types of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Arik A. Ahitov	Registered Investment Companies;	1	$353	None	None
	Other Pooled Investment Vehicles;	None	None	None	None
	Other Accounts	4	$436	None	None

Conflicts of Interest. The portfolio manager may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio manager in a personal or other capacity. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

In addition, regulatory issues applicable to FPA or one or more investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio manager that the overall benefits outweigh any disadvantages that may arise from this practice. In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment. Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or ‘‘odd lot’’ allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA. Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more investment companies or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment. Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between the Fund and other clients;

however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross-Trades. FPA, to the extent consistent with applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates. Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by FPA’s legal and compliance department and Board oversight.

Material Non-Public Information. FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise. Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees; Investments in FPA Private Funds. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. In addition, the portfolio manager may have investments in one or more FPA-managed private funds. Any performance fee arrangements or private fund investments may create a conflict of interest for the portfolio manager and for FPA in that the portfolio manager and FPA may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund. FPA has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the FPA Funds and such other accounts on a fair and equitable basis over time or otherwise. (See Investment and Trade Opportunities above.)

Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for the portfolio manager and for FPA with respect to an FPA Fund’s investments in privately placed securities: the portfolio manager and FPA may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s. FPA and the FPA Funds have adopted policies and procedures reasonably designed to address this potential conflict and to prevent such investments from favoring an FPA private fund. Among other requirements, these policies and procedures require that such investments comply with Section 17(d) of the 1940 Act and SEC rules and guidance thereunder, which have the effect of requiring that any such investments be on equal terms and that FPA cannot negotiate to structure an investment to favor the private funds. In addition, these policies and procedures require legal and compliance approval and oversight by the Board, and they provide for management of conflicts that might arise from the exercise of ownership rights after purchase. Such investments also are subject to FPA’s allocation procedures, described above.

Compensation. Compensation of the portfolio managers of funds advised by the Adviser consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the portfolio manager’s performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development. A portfolio manager is eligible to receive 100% of the variable component of the bonus irrespective of whether the fund managed by the portfolio manager is closed to investors.

The majority of the fixed portion of the bonus is based on the revenues received on the assets managed by the portfolio manager, including the Fund’s assets.

The value of the portfolio manager’s ownership interest in the Adviser is dependent upon a variety of factors, including his ability to effectively manage the business over the long term.

Portfolio Manager(s) Fund Ownership. As of March 31, 2018, the portfolio manager owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Arik A. Ahitov	Over $1,000,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices.  Equity securities are generally traded on an agency basis.  For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis.  Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund.  In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis.  Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services.  Subject to policies determined by the Board, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another brokerdealer would have charged for the same transaction.  The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund.  The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions.  The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Board.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate.  The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion.  The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody.  The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy.  Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts.  Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts.  However, the Adviser might not use all such research services in managing the Fund’s portfolio.  In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account.  Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary.  However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security. Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund.  The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down.  When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

The Adviser anticipates that brokerage commissions and other transaction costs on non-U.S. stock exchange transactions will generally be higher than in the U.S., although the Adviser will endeavor to achieve the best net results in effecting its portfolio transactions.  There generally is less governmental supervision and regulation of non-U.S. stock exchanges and brokers than in the U.S.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended March 31, 2016, 2017 and 2018 totaled $1,244,506, $628,601and $625,278 respectively.  During the last fiscal year, all of the brokerage commissions were paid on transactions having a total value of $505,743,524 to brokers selected because of research services provided to the Adviser.  Even though turnover was higher in 2018 than in previous years total brokerage commissions paid by the Fund were lower in fiscal years ended March 31, 2018 and 2017 than in 2016, primarily due to the decline in net assets.  The Fund’s aggregate brokerage commissions, may vary greatly from year to year as well as within a year, depending on the amount of trading activity the portfolio manager deems appropriate in seeking to achieve the Fund’s investment objective, consistent with the Fund’s investment strategies described in the Prospectus and this SAI.

CAPITAL STOCK

Common Stock.  Each share of the Fund participates equally in dividends and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights.  The Fund has authorized 100 million shares of $0.01 par value Common Stock.

Voting Rights.  The By-Laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently.  In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors).  When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned.  Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose.  In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Directors.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Limited Availability to New Investors.  The availability of shares of the Fund to new investors is limited.  See the section titled, “Limited Availability to New Investors” in the Prospectus for a complete description of categories of shareholders eligible to purchase shares of the Fund.

The Fund continues to accept additional investments from existing shareholders, and continues to reinvest dividends and capital gain distributions with respect to the accounts of existing shareholders who elect such options.

The Fund may recommence at any time the offering of shares to all investors if the Board of Directors believes it would be in the best interests of the Fund and its shareholders.

Net Asset Value.  The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange (“NYSE”), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day. Orders received by UMB Fund Services, Inc. at the Fund’s P.O. Box address are priced based upon the Fund’s share price at the close of trading on the day received at the P.O. Box.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities.  Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under fair valuation procedures adopted by authority of the Board. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Adviser, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with such fair value procedures. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; financial statements of the issuer; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; valuations from brokers and/or market makers; and other factors that the Adviser reasonably believes to be relevant under the circumstances. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States.  Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences.  If significant events occur after the close of a market (and before the Fund’s net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.  Events of this type could include, for example, significant price changes in other markets. The Fund may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

In-Kind Purchases. The Fund, in its sole discretion and subject to procedures adopted by the Board, may determine to issue its shares in-kind in exchange for securities held by the purchaser having a value, determined in accordance with the Fund’s policies for valuation of its portfolio securities, equal to the purchase price of the shares of the Fund issued. The Fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the Fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the Fund, along with the securities. Shares purchased in exchange for securities in-kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

Authorized Financial Intermediaries.  The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders.  These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order.  No other action is required by the shareholder who places an order with a financial intermediary.  Customer orders are priced at the Fund’s net asset value per share next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee.  Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA Exchange Privilege.  The procedures for exchanging shares between FPA Funds are described under “How to Exchange Your Shares” in the Prospectus.  If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “How to Redeem Your Shares” in the Prospectus.

By use of the exchange privilege, the investor authorizes UMB Fund Services, Inc. (“Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine.  The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.  The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the FPA Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent.  “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt.  Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent.  Exchange requests received on a business day after the time shares of the FPA Funds involved in the request are priced, are processed on the next business day as described above.

Redemption of Shares. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Investing with the Fund-Net Asset Value.”  The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Telephone Redemption.  Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option.  The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent.  New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form.  Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed.  The letter must be signed exactly as the shareholder’s name(s) appear on the account.  All signatures require a guarantee as described under “How to Redeem Your Shares” in the Prospectus.  The Account Application and Account Privileges Change Form are available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L.  As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization.  If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice.  If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions.  If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the

Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

Redemptions-In-Kind. The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund’s Board, the Fund reserves the right to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property

Excessive Trading and Market Timing.  The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading.  The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions.  Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors.  Exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares” in the Prospectus).  Irrespective of the exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days.  Further, the Fund fair values its holdings, when applicable, as described under “Investing with the Fund” in the Prospectus.  There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them.  When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value.  All earnings accumulate tax-free until distribution.

An investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

General.  The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain non-U.S. currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders an amount at least equal to 90% of its investment company taxable income and net-tax exempt income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or non-U.S currencies, net income from certain publicly traded partnerships (“QPTPs”) or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses and (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year - either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of certain cure provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income — except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts — and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year (taking into account certain deferrals and elections) and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund generally intends to continue to meet this distribution requirement to avoid Excise Tax liability.

Special Tax Treatment.  Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions, (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the Income Requirement. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the Excise Tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Zero Coupon Securities.  The Fund may acquire (1) zero-coupon or other securities issued with original issue discount (“OID”) and/or (2) Treasury inflation indexed securities (initially known as Treasury inflation-protection securities) (“TIPS”), on which principal is adjusted based on changes in the Consumer Price Index.  The Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities.  The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Non-U.S. Investments.  Dividends and interest the Fund receives, and gains it realizes, on non-U.S. securities may be subject to income, withholding, or other taxes non-U.S. countries and U.S. possessions impose that would reduce the total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many non-U.S. countries do not impose taxes on capital gains on investments by non-U.S. investors.

The Fund may invest in the stock of “passive foreign investment companies” (each, a “PFIC”).  A PFIC is any non-U.S. corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on QDI mentioned above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year.  Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a non-U.S. corporation’s shares, to ascertain whether the corporation is a PFIC and that a non-U.S. corporation may become a PFIC after the Fund acquires shares therein.  The Fund reserves the right to make investments in PFICs as a matter of its investment policy.

Non-U.S. Currencies.  Gains from the disposition of non-U.S. currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement.  The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any non-U.S. currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income taxes and the Excise Tax.

Under Code section 988, any gains or losses (1) from the disposition of non-U.S. currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a non-U.S. currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.  Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of non-U.S. currencies into U.S. dollars on a daily basis. When the Fund does so, it will incur the costs of currency conversion.

Taxation of the Fund’s Shareholders.  A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares.  In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, non-U.S. corporation or partnership, or non-U.S. trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a non-U.S. shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  Depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as eligible for exemption from withholding tax, and a portion of the Fund’s distributions (e.g. interest and dividends from non-U.S. sources or any non-U.S. currency gains) would be ineligible for such exemption.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding. The Fund may be required to withhold tax at the current rate of 24% from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Recent Tax Legislation. Under tax legislation that was signed into law in December 2017, the Fund and the instruments in which it invests will generally be subject to certain leverage limitations regarding the deductibility of interest expense.  The tax legislation may, pending further regulatory guidance, require the Fund to accrue market discount currently and to otherwise recognize income for tax purposes no later than the time the Fund recognizes it for financial reporting purposes.  The recent tax legislation may also require the Fund to recognize accumulated undistributed earnings of foreign corporations (if any) in which the Fund was invested in 2017 if ownership levels exceeded certain thresholds. The effects on the Fund of these and other provisions of the tax legislation remain uncertain at this time pending regulatory guidance.

Other Taxation. Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after

December 31, 2018.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other non-U.S. countries with respect to one or more alternative approaches to implement FATCA. An entity in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under the Code.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S.  regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Non-U.S. investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

*            *            *            *            *

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund. It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive. Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, non-U.S., state, or local taxes.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended March 31, 2018, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing. The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.fpa.com.

Other information — The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)

Articles of Incorporation were filed as Exhibit (a) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(b)

By-Laws, as amended February 14, 1994 were filed as Exhibit (b) to Post- Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(b)(1)

Amendment to Article II, Section 7, of the By-Laws, effective February 6, 2006 was filed as Exhibit (b)(1) to Post-Effective Amendment No. 55 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2006 and is incorporated herein by reference.

(b)(2)

Amendment to Article II, Section 7, of the By-Laws, effective August 7, 2006 was filed as Exhibit (b)(2) to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2007 and is incorporated herein by reference.

(c)

Specimen Common Stock Certificate was filed as Exhibit (c) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(d)

Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC was filed as Exhibit (d) to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on August 1, 2007 and is incorporated herein by reference.

(e)(1)

Distribution Agreement between Registrant and UMB Distribution Services, LLC was filed as Exhibit (e)(1) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(e)(2)

Specimen Dealer Assistant Agreement for the Sale of Shares of FPA Funds was filed as Exhibit (e)(2) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(g)(1)

Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit (g)(1) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(g)(2)	Custodian Fee Schedule was filed as Exhibit (g)(2) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(g)(3)

Amendment to the Custodian Contract was filed as Exhibit (g)(3) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(g)(4)

Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit (g)(4) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

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(g)(5)

Amendment to the Custodian Contract was filed as Exhibit 8.5 to Post-Effective Amendment No. 44 of Registrant’s Registration Statement on Form N-1A filed on August 1, 1996 and is incorporated herein by reference.

(g)(6)

Amendment to the Custodian Contract was filed as Exhibit 8.6 to Post-Effective Amendment No. 46 of Registrant’s Registration Statement on Form N-1A filed on July 31, 1998 and is incorporated herein by reference.

(g)(7)

Amendment to the Custodian Contract was filed as Exhibit (g)(7) to Post-Effective Amendment No. 51 of Registrant’s Registration Statement on Form N-1A filed on May 31, 2002 and is incorporated herein by reference.

(h)(1)

Agreement and Articles of Merger dated September 20, 1993 was filed as Exhibit (h)(1) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(h)(2)

Transfer Agency Agreement between UMB Fund Services, Inc. and the Registrant was filed as Exhibit (h)(2) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(h)(3)

UMB Fund Services, Inc. Retirement Plan Agreement was filed as Exhibit (h)(3) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on May 30, 2013 and is incorporated herein by reference.

(h)(4)

Administration Agreement between Registrant and State Street Bank and Trust Company was filed as Exhibit (h)(4) to Post-Effective Amendment No. 68 of Registrant’s Registration Statement on Form N-1A filed on July 29, 2015 and is incorporated herein by reference.

(i)(1)

Opinion and Consent of Counsel with respect to legality of shares was filed as Exhibit (i)(1) to Post-Effective Amendment No. 48 of Registrant’s Registration Statement on Form N-1A filed on August 2, 1999 and is incorporated herein by reference.

(i)(2)	Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)	Code of Ethics of First Pacific Advisors, LLC and Registrant is filed herewith.

(q)	Powers of Attorney were filed as Exhibit (q) to Post-Effective Amendment No. 72 of Registrant’s Registration Statement on Form N-1A filed on July 28, 2017 and is incorporated herein by reference.

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ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 30. INDEMNIFICATION

Registrant’s Articles of Incorporation provide that the Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Pursuant to the Distribution Agreement between Registrant and UMB Distribution Services, LLC (“Provider”), Registrant shall indemnify, defend and hold Provider, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled Provider within the meaning of Section 15 of the Securities Act (“Provider Indemnitees”), free and harmless from and against: (1) any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, fines, penalties, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Provider and each of the Provider Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement or any Prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Registrant’s obligation to indemnify Provider and any of the foregoing Provider Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to Provider and furnished to Registrant or its counsel by Provider in writing for the purpose of, and used in, the preparation thereof; or (2) any and all Losses which Provider and each of the Provider Indemnitees may incur in connection with this Agreement, Provider’s performance hereunder, or Provider’s acting in accordance with instructions from Registrant or its representatives, except to the extent the Losses result from Provider’s breach of this Agreement or from Provider’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

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ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LLC, the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Funds Trust on behalf of FPA Crescent Fund, Inc. (“Crescent”) and FPA International Value Fund, Inc. (“International”), FPA New Income, Inc. (“New Income”), FPA Paramount Fund, Inc. (“Paramount”), FPA U.S. Value Fund, Inc. (“U.S. Value”), and FPA Capital Fund, Inc. (“Capital” or “Registrant”), each a registered open-end investment company; as sub-adviser to LG Masters Smaller Companies Fund, LG Masters Alternative Strategies Fund, Alliance Bernstein Multi-Manager Alternative Strategies Fund, Goldman Sachs Multi-Manager Alternatives Fund, JNL Multi-Manager Alternative Fund, and JNL/FPA & Doubleline Flexible Allocation Fund, each a registered open-end investment company; and as investment adviser to institutional accounts.  During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as set forth below.

Name	Position with Adviser	Other Affiliations (1)
J. Richard Atwood	Partner, Managing Member	President and Director of Registrant, Source, New Income, Paramount, FPA Funds Trust and U.S. Value
Steven T. Romick	Partner, Managing Member	Trustee of FPA Funds Trust and Officer of Crescent and International
Thomas H. Atteberry	Partner	Officer of New Income and Source
Dennis M. Bryan	Partner	Officer of Registrant
Brian A. Selmo	Partner	Officer of Crescent and Source
Mark Landecker	Partner	Officer of Crescent and Source
Thomas Morgan	Chief Compliance Officer	None
Arik A. Ahitov	Partner	Officer of Registrant
Nico Y. Mizrahi	Partner	None
Jeffrey M. Hancock	Partner	None
Abhijeet Patwardhan	Partner	Officer of New Income and Source

(1)                                 The address of each company named is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a)                                 UMB Distribution Services, LLC, the principal underwriter for Registrant, acts as a principal underwriter for Aspiriant Trust, FPA Capital Fund, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., Green Century Funds, The Marsico Investment Fund, Vericimetry Funds, and Wildermuth Endowment Fund.

(b)                                 The following information is furnished with respect to each director and officer of UMB Distribution Services, LLC.

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Name and Principal Business Address(1)	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Maureen Quill	President	None
Christine L. Mortensen	Treasurer	None
Constance Shannon	Secretary	None
Karen L. Fay Luedtke	Chief Compliance Officer	None

(1)                                 235 West Galena Street, Milwaukee, Wisconsin, 53212

(c)                                  Not applicable.

ITEM 33. LOCATION OF BOOKS AND RECORDS.

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)                                 First Pacific Advisors, LLC, 11601 Wilshire Blvd., Suite 1200, Los Angeles, California 90025 (records as investment adviser and prior administrator);

(b)                                 State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

(c)                                  UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212 (records as transfer agent and shareholder service agent); and

(d)                                 UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI 53212 (records relating to its function as distributor).

ITEM 34. MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 35. UNDERTAKINGS.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, State of California, on the 27th day of July, 2018.

FPA CAPITAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ J. Richard Atwood	Director and President	July 27, 2018
J. Richard Atwood	(Principal Executive Officer)

/s/ E. Lake Setzler III	Treasurer	July 27, 2018
E. Lake Setzler III	(Principal Financial Officer)

/s/ Sandra Brown*	Director	July 27, 2018
Sandra Brown

/s/ Mark L. Lipson*	Director	July 27, 2018
Mark L. Lipson

/s/ Alfred E. Osborne, Jr.*	Director	July 27, 2018
Alfred E. Osborne, Jr.

/s/ A. Robert Pisano*	Director	July 27, 2018
A. Robert Pisano

/s/ Patrick B. Purcell*	Director	July 27, 2018
Patrick B. Purcell

/s/ Allan M. Rudnick*	Director	July 27, 2018
Allan M. Rudnick

* By:	/s/ J. Richard Atwood
J. Richard Atwood
as Attorney-in-Fact

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*Powers of Attorney were filed as Exhibit (q) to Post-Effective Amendment No. 72 of Registrant’s Registration Statement on Form N-1A filed on July 28, 2017 and is incorporated herein by reference.

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EXHIBIT INDEX

Exhibit No.	Document

(i)(2)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm
(p)	Code of Ethics

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